Principal Funds, Inc.

Supplement dated August 20, 2015
to the Statement of Additional Information dated March 1, 2015 as amended and restated May 18, 2015
(as supplemented on June 12, 2015)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE

On or about September 30, 2015, in the Sub-Advisor: Edge Asset Management, Inc. section, add the following information for Theodore Jayne to the Other Accounts Managed and Ownership of Securities tables in alphabetical order.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Theodore Jayne: Principal Capital Appreciation Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Theodore Jayne	Principal Capital Appreciation	None
On or about December 31, 2015, delete references to Philip M. Foreman in the Sub-Advisor: Edge Asset Management, Inc. section.